Exhibit 99.1
MERCANTILE BANCORP ESTABLISHES RECORD DATE
FOR SHAREHOLDER RIGHTS OFFERING
Quincy, IL, August 26, 2010 — Mercantile Bancorp, Inc. (NYSE Amex: MBR) today announced it established a record date for its previously announced shareholder rights offering. Shareholders of record as of September 23, 2010 are eligible to participate in the rights offering and the offering will commence on or about that date.
The Company will distribute, at no cost or charge to its shareholders, subscription rights, consisting of a basic subscription right to purchase one Unit per common share held, and an over-subscription right to purchase additional Units. A Unit will consist of one share of the Company’s common stock, and a warrant to acquire one share of the Company’s common stock.
Holders of the Company’s common stock will receive one basic subscription right for each share of Company common stock held as of the September 23, 2010, the record date. The warrant will be a five-year warrant to purchase one share of the common stock, subject to the Company’s right to issue a 30-day redemption call of the warrants after the second anniversary of the distribution date if the market price of a share of the common stock exceeds 150% of the exercise price of the warrant for 60 consecutive days.
Each holder of a subscription right will also be entitled to an over-subscription right which entitles a participant, if they have fully exercised their basic subscription right, to subscribe for additional Units at the same subscription price per share on a pro rata basis, if any Units are not purchased by other holders of subscription rights under their basic subscription rights as of the expiration date.
The offering period will be in effect until October 29, 2010, the expiration date of the rights offering. The Company maintains the right to terminate the rights offering or extend the offering period. Details of the offering and risk factors are provided in the Company’s Registration Statement filed with the SEC. This press release does not constitute an offer for sale of any of the securities described herein.
Investor Relations Update
In addition to notification of shareholder materials, shareholders and those who wish to closely follow Company news may now enroll to receive email notice of news and updates at the time of release. Register at the Company’s website or directly at the following address: http://www.mercbanx.com/shareholders/enroll.php.
About Mercantile Bancorp
Mercantile Bancorp, Inc. is a Quincy, Illinois-based bank holding company with majority-owned subsidiaries consisting of one bank in Illinois and one each in Kansas and Florida, where the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. The Company also operates Mercantile Bank branch offices in Missouri and Indiana. In addition, the Company has minority investments in seven community banks in Missouri, Georgia, Florida,

Colorado, California and Tennessee. Further information is available on the company’s website at www.mercbanx.com.
Forward-Looking Statements
This press release may contain “forward-looking statements” which reflect the Company’s current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Examples of forward-looking statements include, but are not limited to, estimates or projections with respect to our future financial condition, results of operations or business, such as: projections of revenues, income, earnings per share, capital expenditures, assets, liabilities, dividends, capital structure, or other financial items; descriptions of plans or objectives of management for future operations, products, or services, including pending acquisition transactions; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in our Annual Report on Form 10-K for the year ended December 31, 2009 and Forms 10Q for the quarters ended March 31, 2010 and June 30, 2010, as on file with the Securities and Exchange Commission and include, without limitation: the effects of current and future business and economic conditions in the markets we serve change or are less favorable than we expected; deposit attrition, operating costs, customer loss and business disruption are greater than we expected; competitive factors, including product and pricing pressures among financial services organizations may increase; the effects of changes in interest rates on the level and composition of deposits, loan demand, the values of loan collateral, securities and interest sensitive assets and liabilities may lead to a reduction in our net interest margins; changes in market rates and prices may adversely impact our securities, loans, deposits, mortgage servicing rights, and other financial instruments; the legislative or regulatory developments, including changes in laws and regulations concerning taxes, banking, securities, insurance and other aspects of the financial securities industry, such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, and the extensive rule making it requires to be undertaken by various regulatory agencies may adversely affect our business, financial condition and results of operations; personal or commercial bankruptcies increase; our ability to expand and grow our business and operations, including the establishment of additional branches and acquisition of additional banks or branches of banks may be more difficult or costly than we expected; any future acquisitions may be more difficult to integrate than expected and we may be unable to realize any cost savings and revenue enhancements we may have projected in connection with such acquisitions; changes in accounting principles, policies or guidelines; credit risks, including credit risks resulting from the devaluation of collateral debt obligations and/or str uctured investment vehicles on the capital markets to which we currently have no direct exposure; the failure of assumptions underlying the establishment of our allowance for loan losses; construction and development loans are based upon estimates of costs and value associated with the complete project, which estimates may be inaccurate, and cause us to be exposed to more losses on these projects than on other loans; changes that occur in the securities markets; technology-related changes may be harder to make or more expensive than we anticipated; worldwide political and social unrest, including acts of war and terrorism; and changes in monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any forward-looking statements in this release speak only as of the date of the release, and we do not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.